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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement on Form S-1 of our report dated February 8, 2008, relating to the financial statements of Tri-Artisan Acquisition Corporation and to the reference to our Firm under the caption "Experts" in the Prospectus.

/s/ Rothstein, Kass & Company, P.C.

Roseland, New Jersey
April 28, 2008

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM